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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                         __________________________


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: February 28, 2002


                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)


          Vermont                   0-11595            03-0287342
----------------------------      -----------      -------------------
(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)            File No.)       Identification No.)

      275 Kennedy Drive
   So. Burlington, Vermont                                05403
    (Address of principal                               (Zip Code)
     executive offices)

                               (802) 658-3400
            (Registrant's telephone number, including area code)


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Item 4.  Other Events.
         ------------

      On February 25, 2002, Merchants Bancshares, Inc. (the "Company"), the Delaware bank holding company for Merchants Bank, notified its independent accounting firm, Arthur Andersen LLP, that the Company had determined to replace Arthur Andersen LLP as the Company's independent accountants effective upon the completion of the 2001 audit, anticipated to occur in March 2002. The decision to replace Arthur Andersen LLP as the Company's accounting firm was recommended and approved by the Company's Audit Committee of the Board of Directors, as well as by the full Board of Directors.

      The Company intends to engage KPMG LLP as its new independent accountants for the 2002 fiscal year. The change in accountants will be made following completion of the 2001 year-end audit. During the last two fiscal years and the subsequent interim period to the date of this report, the Company did not consult KPMG LLP regarding any of the matters or events set forth in Item 304 (a) (2) of Regulation S-K.

      Arthur Andersen LLP's reports on the Company's financial statements for 1999 and 2000 (the two most recent fiscal years) contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's last two fiscal years and through February 28, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles, or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

      Within the last two fiscal years and through February 28, 2002, there have been no "reportable events" described in Item 304 (a) (1) (v) of Regulation S-K under the Securities Act of 1933 with respect to the Company.

      The Company requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company in this Current Report on Form 8-K. A copy of such letter, dated February 28, 2002 is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.
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      (A)(B)  Inapplicable

      (C)     Exhibits

      16      Letter from Arthur Andersen LLP regarding change in accountants.


                                 SIGNATURES

      Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCHANTS BANCSHARES, INC.


                                       /s/ Joseph L. Boutin
                                       -------------------------------------
                                       Joseph L. Boutin
                                       President and Chief Executive Officer

Dated:  February 28, 2002


                                EXHIBIT INDEX

Exhibit
  No.      Description
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  16       Arthur Andersen LLP letter dated February 28, 2002